Exhibit 10.11

Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”.

PURCHASE AND SALE AGREEMENT

(Mammoth Group Properties)

This PURCHASE AND SALE AGREEMENT (“Agreement”) is made and entered into as of the 4th day of October, 2018 (the “Effective Date”), by and between MAMMOTH MINING COMPANY LLC, a Utah limited liability company, CENTRAL STANDARD GOLD MINES, INC., a Utah corporation, MAMMOTH MINING COMPANY, a Nevada corporation, GEMINI MINES LLC, a Utah limited liability company, VICTORIA SILVER MINES, INC., a Utah corporation, KEYSTONE SURVEYS, INC., and SPENST M. HANSEN, aka SPENST HANSEN, an individual (collectively “Seller”), and HIGH POWER EXPLORATION, INC., a Delaware corporation and HPX UTAH HOLDINGS INC., a Utah corporation (collectively, “Buyer”).

RECITALS

WHEREAS, Seller is the owner of certain patented mining claims located in Juab and Utah Counties, State of Utah, as more particularly described on attached Exhibit A (the “Mining Claims”), less and excepting those certain surface rights that are reserved and retained by Seller, as more particularly identified by table and described in Exhibit A as the “Mammoth Town Area Excluded Surface Rights”). As thusly qualified, Seller desires to sell to Buyer the Mining Claims, together with any and all interests, rights and appurtenances thereto, and with any and all tenements, hereditaments, and appurtenances thereunto belonging (collectively with the Mining Claims, the “Subject Property”); and

WHEREAS, Buyer desires to purchase and acquire Seller’s interest in the Subject Property from Seller, and Seller desires to sell and convey Seller’s interest in the Subject Property to Buyer, all subject to and in accordance with the terms and conditions of this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, Seller and Buyer agree as follows:

1.            Sale and Purchase. Subject to and upon the terms and conditions of this Agreement, Seller hereby transfers, grants and conveys to Buyer, and Buyer hereby acquires from Seller, the Subject Property.

2.            Purchase Price. The aggregate amount to be paid by Buyer to Seller for the acquisition of the Subject Property in accordance with the terms and conditions of this Agreement shall be [***] (the “Purchase Price”). The Purchase Price shall be payable as set forth in Exhibit B attached hereto.

3.            Prorations and Credits. Buyer and Seller agree that Buyer shall pay all closing costs and all real property taxes, assessments and other similar matters pertaining to the Subject Property, including those due on November 30, 2018, and that no prorations or credits are to be made or due.

4.            The Closing. The closing (the “Closing”) of the transaction contemplated by this Agreement shall be held concurrent with the execution of this Agreement (the “Closing Date”).

At the Closing the following shall occur, all of which shall be considered as taking place simultaneously:

(a)            The Seller shall execute and deliver to Metro National Title Company (the “Escrow Agent”) a fully-executed Special Warranty Deed (the “Deed”) for the Subject Property in the form attached hereto as Exhibit C. The Escrow Agent shall hold the Deed, and deliver it to Buyer, in accordance with the terms and conditions of Section 5 of this Agreement.

(b)            The Seller and Buyer shall execute and deliver to the Escrow Agent the Escrow Agreement and Instructions.

(c)            The Buyer shall deliver to the Seller, the Purchase Price, as set forth in Exhibit B.

(d)            The Seller and Buyer shall execute such documents and, further, take such other actions as are reasonably necessary and appropriate to effectuate the Closing in accordance with this Agreement.

(e)            Buyer shall pay all of the Escrow Agent’s fees and costs incurred in connection with the transaction. Following delivery of the Deed, Buyer shall be responsible for the recording of the Deed.

5.            Transfer of Title. Following the Closing of the transaction contemplated by this Agreement, the Escrow Agent shall hold the Deed in escrow until the entire Purchase Price has been paid by Buyer to Seller in accordance with Exhibit B of this Agreement.

(a)            Upon payment of the entire Purchase Price by Buyer in accordance with Exhibit B, the Escrow Agent shall release and deliver to Buyer the Deed.

(b)            If Buyer fails or refuses to make payment of the Remaining Balance as set forth in Exhibit B, Seller shall have the right, following (1) written notice of the alleged default to Buyer and the Escrow Agent, and (2) a thirty (30) day opportunity to cure by Buyer following receipt of the written notice, to direct the Escrow Agent to return the Deed to Seller. In such event, upon Seller’s receipt of Deed, Seller shall retain all previously paid Purchase Price payments as liquidate damages, and this Agreement shall terminate and be of no further force or effect.

(c)            If Buyer terminates this Agreement as set forth in Section 10 of this Agreement, the Escrow Agent shall return the Deed to Seller. In such event, upon Seller’s receipt of Deed, Seller shall retain all previously paid Purchase Price payments, and this Agreement shall terminate and be of no further force or effect.

6.            Buyer’s Representations. The Buyer represents to Seller as of the date hereof as follows:

(a)            Buyer has the requisite right, power and authority to enter into this Agreement without obtaining the consent or approval of any governmental authority or any other person or entity to which Buyer may be subject.

(b)            Except as set forth in Section 7, Buyer is purchasing the Subject Property on and in an as-is, where-is, and with all faults basis and condition, subject to all defects, whether latent or patent, risks or liabilities, including, without limitation, any and all environmental defects, risks, liabilities, or conditions. Except as expressly stated herein, Buyer is relying solely on its own and its agents’ or consultants’ investigations of the Subject Property with respect to all matters, as of the Effective Date. Buyer hereby agrees that it accepts the Subject Property on and after the Closing Date on such basis and condition. Further, Buyer waives any and all right of claim, either prior to, at, or after the Closing Date that the purchase and sale is or was on any other basis or condition. Buyer shall be deemed to have released, discharged and acquitted Seller from any and all claims or causes of action, whatsoever, relating to the Subject Property.

(c)            Buyer agrees, during the term of this Agreement, to provide Seller, upon its reasonable request, with the right to access, enter upon and inspect the Subject Property; and Buyer further agrees to provide Seller with access to and copies of all technical, interpretative and other consultative data and reports (geologic, geochemical, and geophysical).

(d)            Buyer agrees, that if this Agreement terminates pursuant to Section 5(b) of this Agreement, to surrender the Subject Property to Seller and to defend, indemnify and hold Seller harmless regarding all of Buyer’s obligations, liens and other liabilities (i) to its third party contractors, suppliers, and the like, and (ii) for all reclamation and remediation resulting from Buyer’s activities after the Effective Date; and Buyer further agrees to remove all of Buyer’s personal property from the Subject Property within six (6) months after Buyer’s termination and surrender under this Agreement, or such personal property shall become the property of the Seller after the six-month period.

7.            Seller’s Representations. The Seller represents to Buyer as of the date hereof as follows:

(a)            Seller has the requisite right, power and authority to enter into this Agreement without obtaining the consent or approval of any governmental authority or any other person or entity to which Buyer may be subject.

(b)            Seller has not previously granted, conveyed, sold, mortgaged, pledged, hypothecated or otherwise transferred any interest in the Subject Property to any other person or entity, and is not aware any actual or threatened claim of title by any third party, by, through or under Seller, but not otherwise, to the Subject Property.

(c)            Except as otherwise disclosed by Seller to Buyer in writing prior to Closing, Seller has not received written notice of any claims, actions, suits, or other proceedings pending or threatened by any governmental department or agency, or any other entity or person, pertaining to the Subject Property.

(d)            Other than any general real property taxes for the year 2018, to Seller’s knowledge, there are no liabilities or obligations related to the Subject Property which Seller is obligated to satisfy on, before or after the Closing.

(e)            Seller agrees, during the term of this Agreement, that Buyer shall have all necessary access to, entry upon, and use of the Subject Properties to conduct mining exploration and development activities; and Seller further agrees to execute such documents and take all other actions as are reasonably necessary and appropriate for Buyer to effectuate these activities.

8.            Seller’s and Buyer’s Respective Mining Activities. Seller and Buyer understand and agree as follows:

(a)            Seller has retained and reserved unto itself, and its affiliates, heirs and assigns, all ownership of the “Mammoth Town Area Excluded Surface Rights”, identified in Table 2 of Exhibit A, which pertain to certain building lots and the Mammoth Mine Center in the Mammoth town area. Buyer understands and agrees that Seller shall preserve its ongoing surface ownership of the Mammoth town area properties, improvements, and related activities, after the Effective Date hereof.

(b)            Seller understands and agrees that Buyer desires to conduct exploration and development activities at the Subject Property. Seller further agrees that during the term of this Agreement Buyer shall have the right, with respect to the entirety of the surface and mineral estates of all of the Subject Property, to enter onto and undertake mining exploration, investigation and development activities, to sample and conduct exploratory drilling activities, and conduct metallurgical analysis.

(c)            Seller and Buyer agree to keep each other reasonably informed of their respective proposed and actual activities referred to above in this Section, and to not unreasonably interfere with the other party’s activities or other rights, but to work with the other party in achieving workable alternatives for both, when necessary.

9.            Miscellaneous. In addition to the foregoing, the parties to this Agreement agree as follows:

(a)            This Agreement constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations and understandings of the parties with respect thereto. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by all parties.

(b)            This Agreement shall be binding upon, and shall inure to the benefit of the parties to it and their respective successors and assigns.

(c)            The parties agree from time to time to execute such additional documents as are necessary to effectuate the intent of the parties as manifested by this Agreement.

(d)            This Agreement shall be governed by, and construed in accordance with, the laws of the State of Utah, and the United States of America.

(e)            Concurrent with the execution of this Agreement, the parties shall execute and acknowledge a memorandum of this Agreement in the form attached hereto as Exhibit D. The executed memorandum of agreement shall be recorded in real estate records of Juab and Utah Counties, Utah. This Agreement will not be recorded.

10.            Termination. Buyer shall have the right to terminate this Agreement at any time upon written notice to Seller and the Escrow Agent, in which event, Section 5(c) of this Agreement shall apply.

[Signatures on Following Page]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

SELLER:

MAMMOTH MINING COMPANY LLC,
a Utah limited liability company

/s/ Spenst M. Hansen
By: SPENST M. HANSEN, Its Manager

Dated this 4th day of October, 2018.

CENTRAL STANDARD GOLD MINES, INC.,
a Utah corporation

/s/ Spenst M. Hansen
By: SPENST M. HANSEN, Its President

Dated this 4th day of October, 2018.

MAMMOTH MINING COMPANY,
a Nevada corporation

/s/ Spenst M. Hansen
By: SPENST M. HANSEN, Its President

Dated this 4th day of October, 2018.

GEMINI MINES LLC,
a Utah limited liability company

/s/ Spenst M. Hansen
SPENST M. HANSEN, Its Manager

Dated this 4th day of October, 2018.

SELLER (cont’d):

VICTORIA SILVER MINES, INC.,
a Utah corporation

/s/ Spenst M. Hansen
By: SPENST M. HANSEN, Its President

Dated this 4th day of October, 2018.

KEYSTONE SURVEYS, INC.,
a Utah corporation

/s/ Spenst M. Hansen
By: SPENST M. HANSEN, Its President

Dated this 4th day of October, 2018.

SPENST M. HANSEN, aka SPENST HANSEN,
an individual

/s/ Spenst M. Hansen
By: SPENST M. HANSEN, aka SPENST HANSEN

Dated this 4th day of October, 2018.

BUYER:

HIGH POWER EXPLORATION, INC.,
a Delaware corporation

/s/ Eric Finlayson
By: ERIC FINLAYSON, Its President

Dated this 4th day of October, 2018.

HPX UTAH HOLDINGS INC.,
a Utah corporation

/s/ Eric Finlayson
By: ERIC FINLAYSON, Its Director

Dated this 4th day of October, 2018.

EXHIBIT A

(Mammoth Group Properties)

DESCRIPTION OF THE SUBJECT PROPERTY

Certain patented mining claims, land, water rights and leasehold interests, located in Juab County and Utah County, State of Utah, with a reservations of Surface Rights, retained by Seller and its affiliates, assigns and heirs, all as separately identified in the following Tables, and more particularly described below.

This exhibit has been omitted pursuant to Item 601(a)(5) of Regulation S-K because the information contained herein is not material and is not otherwise publicly disclosed. The registrant undertakes to furnish supplementally a copy of this schedule to the Securities and Exchange Commission upon request.

EXHIBIT B

Purchase Price Payment Schedule

This exhibit has been omitted pursuant to Item 601(a)(5) of Regulation S-K because the information contained herein is not material and is not otherwise publicly disclosed. The registrant undertakes to furnish supplementally a copy of this schedule to the Securities and Exchange Commission upon request.

EXHIBIT C

(Special Warranty Deed)

This exhibit has been omitted pursuant to Item 601(a)(5) of Regulation S-K because the information contained herein is not material and is not otherwise publicly disclosed. The registrant undertakes to furnish supplementally a copy of this schedule to the Securities and Exchange Commission upon request.

Schedule “A”

(Mammoth Group Properties)

DESCRIPTION OF THE SUBJECT PROPERTY

Certain patented mining claims, land, water rights and leasehold interests, located in Juab County and Utah County, State of Utah, with a reservations of Surface Rights, retained by Seller and its affiliates, assigns and heirs, all as separately identified in the following Tables, and more particularly described below.

This exhibit has been omitted pursuant to Item 601(a)(5) of Regulation S-K because the information contained herein is not material and is not otherwise publicly disclosed. The registrant undertakes to furnish supplementally a copy of this schedule to the Securities and Exchange Commission upon request.

EXHIBIT D

(Memorandum of Purchase and Sale Agreement)

This exhibit has been omitted pursuant to Item 601(a)(5) of Regulation S-K because the information contained herein is not material and is not otherwise publicly disclosed. The registrant undertakes to furnish supplementally a copy of this schedule to the Securities and Exchange Commission upon request.